INTEGRA, INC - PROXY                                                Filing Date:
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                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

     Filed by the Registrant |X|

     Filed by a Party other than the Registrant |_|

     Check the appropriate box:

     |_| Preliminary Proxy                  |_| Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     |X| Definitive Proxy Statement

     |_| Definitive Additional Materials

     |_| Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                  INTEGRA, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     |X| No Fee Required

     |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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

INTEGRA, INC - PROXY                                                Filing Date:
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     |_| Fee paid previously with preliminary materials.

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     |_| Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement no.:

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     (3) Filing party:

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     (4) Date Filed:

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

INTEGRA, INC - PROXY                                                Filing Date:
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                                     INTEGRA
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 23, 1999
                            ------------------------

                                                   King of Prussia, Pennsylvania
                                                                     May 7, 1999

To the Holders of Common Stock of
  INTEGRA, INC.:

The Annual Meeting of the Stockholders of INTEGRA, INC. (the "Company") will be held at the Fourth Floor Board Room, 1060 First Avenue, King of Prussia, Pennsylvania 19406 on Wednesday, June 23, 1999 at 9:00 A.M., local time, to consider and act upon the following matters:

      1.    To elect eight directors for the ensuing year.

      2. To ratify the Board of Directors' selection of PricewaterhouseCoopers LLP as the Company's independent accountants for 1999.

      3. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

      Only stockholders of record at the close of business on April 30, 1999 are entitled to notice of and to vote at the meeting.

                                          By Order of the Board of Directors,

                                          Mark D. Gibson
                                          Secretary

      STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE MARK, SIGN AND DATE THE ENCLOSED FORM OF PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE SO THAT YOUR VOTE CAN BE RECORDED. THE ENVELOPE DOES NOT REQUIRE ANY POSTAGE IF MAILED IN THE UNITED STATES.

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

INTEGRA, INC - PROXY                                                Filing Date:
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                                 PROXY STATEMENT

      This Proxy Statement, which will be mailed commencing on or about May 7, 1999 to the persons entitled to receive the accompanying Notice of Annual Meeting of Stockholders, is furnished in connection with the solicitation of Proxies by and on behalf of the Board of Directors of Integra, Inc. (the "Company") for use at the 1999 Annual Meeting of Stockholders (the "Meeting") to be held on June 23, 1999, and at any adjournment or adjournments thereof. If properly signed and returned to the Company and not revoked, the accompanying Proxy will be voted in accordance with the instructions it contains. The persons named in the Proxy will vote the shares represented thereby for the Board of Directors' slate of directors and as recommended by the Board of Directors unless contrary instructions are given. The Company's principal executive offices are located at 1060 First Avenue, King of Prussia, Pennsylvania 19406.

      Any Proxy may be revoked at any time before it is exercised by written notice to the Secretary of the Company. The casting of a ballot at the Meeting by a stockholder who may theretofore have given a Proxy will not have the effect of revoking that Proxy unless the stockholder so notifies the Secretary of the Company in writing at any time prior to the voting of the shares represented by the Proxy.

      Only stockholders of record at the close of business on April 30, 1999 (the "Record Date") are entitled to vote at the Meeting or any adjournment or adjournments thereof. As of the Record Date, the Company had outstanding 10,138,552 shares of common stock, $.01 par value (the "Common Stock"), each holder of which is entitled to one vote per share with respect to each matter to be voted on at the Meeting. The Company has no class or series of stock outstanding other than the Common Stock.

      Directors are elected by plurality vote. Adoption of proposal II will require the affirmative vote of a majority of the Common Stock voting on that proposal. Abstentions and broker non-votes (as hereinafter defined) will be counted as present for the purpose of determining the presence of a quorum. For the purpose of determining the vote required for approval of matters to be voted on at the Meeting, shares held by stockholders who abstain from voting will be treated as being "present" and "entitled to vote" on the matter and, thus, an abstention has the same legal effect as a vote against the matter. However, in the case of a broker non-vote where a stockholder withholds authority from his Proxy to vote the Proxy as to a particular matter, such shares will not be treated as "present" and "entitled to vote" on the matter and, thus, a broker non-vote or the withholding of a Proxy's authority will have no effect on the outcome of the vote on matters I and II. A "broker non-vote" refers to shares of Common Stock represented at the Meeting in person or by proxy by a broker or a nominee where such broker or nominee (i) has not received voting instructions on a particular matter from the beneficial owners or persons entitled to vote and
(ii) the broker or nominee does not have discretionary voting power on such matter.


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                                       1

INTEGRA, INC - PROXY                                                Filing Date:
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                            I. ELECTION OF DIRECTORS

      Eight directors will be elected at the Meeting. It is the intention of each of the persons named in the accompanying form of Proxy to vote the shares represented thereby in favor of the seven nominees listed in the following table, unless otherwise instructed in such Proxy. Each such nominee is presently serving as a director. In case any of the nominees is unable or declines to serve, such persons reserve the right to vote the shares represented by such Proxy for another person duly nominated by the Board of Directors in his stead or, if no other person is so nominated, to vote such shares only for the remaining nominees. The Board of Directors has no reason to believe that any nominee listed below will be unable or will decline to serve. The directors elected by the stockholders will serve until the 2000 Annual Meeting of Stockholders and until their respective successors are duly elected and shall have qualified.

CERTAIN INFORMATION CONCERNING NOMINEES

      Certain information concerning the nominees for election as directors is set forth below. Such information was furnished by them to the Company.

                                                                       SHARES OF COMMON
                                                                          STOCK OWNED          PERCENT
                                                                      BENEFICIALLY AS OF         OF
NAME OF NOMINEE AND CERTAIN BIOGRAPHICAL INFORMATION                   APRIL 30, 1999(1)        CLASS
----------------------------------------------------                   -----------------        -----
JOHN H. FOSTER, age 57, has been Chairman of the Board of
   the Company since March 1991. Mr. Foster was Chief
   Executive Officer of the Company from March 1991 to
   October 1998. Mr. Foster has been Chairman of the Board
   of NovaCare, Inc., a national clinical and technological
   leader in providing comprehensive rehabilitation services
   ("NovaCare"), since December 1984. Between December 1984
   and May 1997 he was also Chief Executive Officer of
   NovaCare. Mr. Foster is a director of Corning
   Incorporated, an international corporation with business
   interests in specialty materials and communications. Mr.
   Foster is a director of Access Worldwide Communications,
   Inc., an outsourced and marketing services company. He is
   also a director of NovaCare Employee Services, Inc., a
   professional employer organization. Mr. Foster is the
   founder and Chairman of the Board of Foster Management
   Company, an investment advisor. ................................      4,127,666(2)           39.2%

ERIC E. ANDERSON, PH.D., age 48, has been the President and
   Chief Operating Officer and a director of the Company since
   October, 1998. Dr. Anderson joined the Company in June 1997 and served as President and Chief Executive Officer of the
   Company's behavioral managed care operation until
   September 1998. From January 1996 to June 1997, Dr.
   Anderson served as a consultant in the managed behavioral
   health and information technology industries. From
   February 1994 to December 1996, Dr. Anderson was an
   Executive Vice President and General Manager for Medco
   Behavioral Care Corp. From May 1991 to January 1994, Dr.
   Anderson served as Senior Vice President for College
   Health Enterprises. Prior to that time he managed the
   behavioral healthcare operation of PacifiCare. Dr.
   Anderson is a licensed psychologist and has over twenty
   years of behavioral health experience. .........................          2,800(3)              *


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                             2

INTEGRA, INC - PROXY                                                Filing Date:
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
                                                                       SHARES OF COMMON
                                                                          STOCK OWNED          PERCENT
                                                                      BENEFICIALLY AS OF         OF
NAME OF NOMINEE AND CERTAIN BIOGRAPHICAL INFORMATION                   APRIL 30, 1999(1)        CLASS
----------------------------------------------------                   -----------------        -----
LAWRENCE M. DAVIES, age 40, has been Chief Executive Officer of the Company since October 1998. Mr. Davies has been a
   director of the Company since January 1992 and was its
   President from June 1993 until October 1998. Since
   October 1998 Mr. Davies has also been a Principal of
   Foster Management Company. Mr. Davies was Vice President
   of the Central Division of the Contract Services Group of
   NovaCare from June 1992 to May 1993 and Division Vice
   President of the Midwest Region of the Contract Services
   Group of NovaCare from September 1988 to May 1992. From
   January 1987 to August 1988 Mr. Davies was Director of
   Corporate Development for NovaCare. Mr. Davies was
   manager of Mergers and Acquisitions for Foster Medical
   Corporation from August 1984 to December 1986 ..................        122,568(4)            1.2

HARVEY V. FINEBERG, M.D., age 53, has been a director of the
   Company since November 1993. Dr. Fineberg has been a
   director of NovaCare Employee Services, Inc. since March
   1997. Dr. Fineberg has been Provost of Harvard University
   since July 1997. Dr. Fineberg was Dean of the Harvard
   School of Public Health from July 1984 to June 1997. He was
   Professor of Health Policy and Management at the Harvard
   School of Public Health from 1982 until June 1997. He is
   also a member of the Institute of Medicine .....................          7,000                 *

TIMOTHY E. FOSTER, age 47, has been a director of the
   Company since February 1993. Mr. Foster has been Chief
   Executive Officer of NovaCare since May 1997. Between
   October 1994 and May 1997 he was President and Chief
   Operating Officer of NovaCare. He has been a director of
   NovaCare since December 1984. Mr. Foster has been a
   director of NovaCare Employee Services, Inc. since March 1997.
   Mr. Foster has been a Managing Partner of Foster Management
   Company since June 1997 ........................................      4,120,421(5)           39.1

IRWIN LEHRHOFF, PH.D., age 70, has been a director of the
   Company since March 1991, at which time his company,
   Irwin Lehrhoff & Associates, Inc., was acquired by the
   Company. For more than the prior five years, Dr. Lehrhoff
   has engaged in the private practice of clinical
   psychology in Southern California. Dr. Lehrhoff holds a
   Ph.D. in Communication Disorders and a Ph.D. in Clinical
   Psychology. He is a member of the American Psychological
   Association and the International Society of Mental
   Health. Dr. Lehrhoff presently serves as a director of
   the Thalians Community Mental Health Center. He was
   previously a director and President of the National
   Association of Rehabilitation Agencies. Dr. Lehrhoff was
   Director and President of the California Speech
   Pathologists and Audiologists in Private Practice from
   1973 to 1977 ...................................................        191,000(6)            1.9


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                             3

INTEGRA, INC - PROXY                                                Filing Date:
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
                                                                       SHARES OF COMMON
                                                                          STOCK OWNED          PERCENT
                                                                      BENEFICIALLY AS OF         OF
NAME OF NOMINEE AND CERTAIN BIOGRAPHICAL INFORMATION                   APRIL 30, 1999(1)        CLASS
----------------------------------------------------                   -----------------        -----
R. BRUCE MOSBACHER, age 46, has been a director of the
   Company since July 1992. Mr. Mosbacher has been a general
   partner of Saw Island Partners, a securities, real estate
   and oil and gas investment firm, since 1985. From 1983 to
   1985, Mr. Mosbacher was of counsel to Gaston Snow & Ely
   Bartlett of Palo Alto, California; prior to that, he was
   associated with Wilson, Sonsini, Goodrich & Rosati of
   Palo Alto, California. Mr. Mosbacher serves on the Boards
   of Advisors of investment funds managed by Foster
   Management Company and is a director of a number of
   privately held companies. He previously was a director of
   ISI Corporation, ISI Trust Fund, ISI Growth Fund, Inc.
   and ISI Income Fund, Inc. and is a member of the State
   Bar of California ..............................................          5,000(7)              *

SHAWKAT RASLAN, age 47, has been a director of the Company
   since February 1994. Mr. Raslan serves as President and
   Chief Executive Officer of International Resources
   Holdings, Inc., an asset management and investment
   advisory service. He has held these positions since 1982.
   Mr. Raslan serves as a director of U.S. Home Care
   Corporation ....................................................          5,000                 *

-------
*     Less than one percent.

(1) Except as indicated in the following footnotes, each of the persons listed above has sole voting and investment power with respect to all shares of Common Stock shown in the table as beneficially owned by him.

(2) Includes 3,690,200 shares of Common Stock owned by Abbingdon Venture Partners Limited Partnership ("Abbingdon") and Abbingdon Venture Partners Limited Partnership-II ("Abbingdon-II"), limited partnerships, of each of which Mr. John H. Foster is a general partner through intermediate general partnerships. Also includes 400,000 shares of Common Stock presently issuable upon the exercise of warrants owned by Abbingdon and Abbingdon-II. Also includes 11,966 shares of Common Stock owned by the Trust u/w Virginia C. Foster, of which Mr. John H. Foster is a trustee.

(3) Includes 2,000 shares of Common Stock held by a trust for the benefit of Dr. Anderson's son.

(4) Includes 10,000 shares of Common Stock presently issuable upon the exercise of stock options.

(5) Includes 3,690,200 shares of Common Stock owned by Abbingdon and Abbingdon-II, of each of which Mr. Timothy E. Foster is a general partner through intermediate general partnerships. Also includes 400,000 shares of Common Stock presently issuable upon the exercise of warrants owned by Abbingdon and Abbingdon-II.

(6) Includes 176,000 shares of Common Stock owned by Irwin Lehrhoff Trust No. 1, of which Dr. Lehrhoff is a trustee and a beneficiary. Does not include 5,500 shares of Common Stock held by Dr. Lehrhoff's spouse which shares of Common Stock Dr. Lehrhoff disclaims beneficial ownership.

(7) Represents shares of Common Stock owned by the Mosbacher/Ditz Living Trust, of which Mr. Mosbacher is the trustee and a beneficiary.


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                                       4

INTEGRA, INC - PROXY                                                Filing Date:
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      During 1998, the Board of Directors of the Company met five times. The
Board of Directors also acted by unanimous written consent on four occasions during 1998. Each of the persons named in the table above, other than Harvey V. Fineberg, M.D., Timothy E. Foster and Shawkat Raslan, attended at least 75% of the meetings of the Board of Directors and meetings of any committees of the Board on which such person served which were held during the time that such person served.

      The Board of Directors has a Compensation Committee, an Acquisition Committee and an Audit Committee. The Board of Directors does not have a Nominating Committee.

      The members of the Compensation Committee are Shawkat Raslan, who serves as Chairman, and John H. Foster. The Compensation Committee makes recommendations to the full Board of Directors as to the compensation of senior management and administers the Integra, Inc. 1994 Stock Option Plan and determines the persons who are eligible to receive options and the number of shares of Common Stock subject to each option. The Compensation Committee met two times during 1998.

      The members of the Acquisition Committee are Lawrence M. Davies and R. Bruce Mosbacher who serves as Chairman. The Acquisition Committee develops acquisition strategies and programs and identifies and evaluates potential acquisition opportunities. The Acquisition Committee did not meet during 1998.

      The members of the Audit Committee are Timothy E. Foster, who serves as Chairman, Harvey V. Fineberg, and R. Bruce Mosbacher. The Audit Committee acts as a liaison between the Board of Directors and the independent auditors and is authorized to recommend to the Board the appointment of the independent auditors. The Audit Committee reviews with the independent auditors the planning and scope of the audits of the financial statements, the results of those audits and the adequacy of internal accounting controls and monitors other corporate and financial policies. The Audit Committee met one time in 1998 and met in early 1999 to review the results of the Company's 1998 audit.

      No family relationships exist between any of the directors and officers of the Company.

      The Board of Directors will consider nominees for directors recommended by stockholders or others. There are no specified formal procedures for submitting such recommendations. Recommendations may be addressed to the Chief Executive Officer, Integra, Inc., 1060 First Avenue, King of Prussia, Pennsylvania 19406.

      Article Sixth of the Certificate of Incorporation of the Company provides that the Company shall indemnify and hold harmless any director, officer, employee or agent of the Company from and against any and all expenses and liabilities that may be imposed upon or incurred by him or her in connection with, or as a result of, any proceeding in which he or she may become involved, as a party or otherwise, by reason of the fact that he or she is or was such a director, officer, employee or agent of the Company, whether or not he or she continues to be such at the time such expenses and liabilities shall have been imposed or incurred, to the extent permitted by the laws of the State of Delaware, as they may be amended from time to time.

      Article Eleventh of the Certificate of Incorporation of the Company contains a provision, authorized by Delaware law, which eliminates the personal liability of a director of the Company to the Company or to any of its stockholders for monetary damages for a breach of his fiduciary duty as a director, except in a case in which the director breached his or her duty of loyalty, failed to act in good faith, engaged in intentional misconduct or knowingly violated a law, authorized the payment of a dividend or approved a stock repurchase in violation of Delaware corporate law, or obtained an improper personal benefit.

DIRECTOR COMPENSATION

      Directors of the Company do not receive fees for service as directors but are reimbursed for out-of-pocket expenses.


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                                       5

INTEGRA, INC - PROXY                                                Filing Date:
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                             EXECUTIVE COMPENSATION

      The following table sets forth information for the years ended December 31, 1998, 1997 and 1996 concerning the compensation of the Company's Chief Executive Officer and each of the other most highly compensated executive officers of the Company whose total annual salary and bonus exceeded $100,000 during the year ended December 31, 1998.

                           SUMMARY COMPENSATION TABLE

                                                                                         LONG TERM
                                                                                        COMPENSATION
                                                                                ----------------------------
                                             ANNUAL                 OTHER
                                          COMPENSATION              ANNUAL
                                   ---------------------------   COMPENSATION     AWARDS        ALL OTHER
   NAME AND PRINCIPAL POSITION     YEAR   SALARY($)   BONUS($)       ($)        OPTIONS(#)   COMPENSATION($)
   ---------------------------     ----   ---------   --------   ------------   ----------   ---------------
John H. Foster...................  1998         --         --          --              --            --
  Chairman of the Board(1)         1997         --         --          --              --            --
                                   1996         --         --          --              --            --
Lawrence M. Davies...............  1998    156,250    152,500(2)    6,000(3)           --            --
  Chief Executive                  1997    150,000     20,000       6,000(3)           --         2,885(4)
  Officer(1)                       1996    150,000     20,000       6,000(3)           --            --
Eric E. Anderson, Ph.D...........  1998    200,000     60,000       4,800(3)      200,000            --
  President and Chief              1997    104,327     30,625       2,800(3)       25,000            --
  Operating Officer                1996         --         --          --              --            --

Mark D. Gibson...................  1998    100,054     36,000(5)    2,800(3)           --            --
  Chief Financial                  1997     86,800     17,400          --           5,000            --
  Officer                          1996     76,271      5,930          --           2,500            --

---------------
(1) Mr. Foster was Chief Executive Officer until October 1998 when Mr. Davies became Chief Executive Officer.

(2) Includes one-time bonus of $100,000 related to sale of the Outpatient Group Practice Business of the Company.

(3)   Represents car allowance.

(4)   Represents payment for unused paid time off.

(5) Includes one-time bonus of $15,000 related to sale of the Outpatient Group Practice Business of the Company.

      The Company granted 200,000 stock options to the executive officers named in the Summary Compensation Table during the year ended December 31, 1998.


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                                       6

INTEGRA, INC - PROXY                                                Filing Date:
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      The following table sets forth the grants of stock options to the executive officers named in the Summary Compensation Table during the year ended December 31, 1998. The amounts shown for each of the named executive officers as potential realizable values are based on arbitrarily assumed annualized rates of stock price appreciation of five percent and ten percent over the exercise price of the options during the full terms of the options. No gain to the optionees is possible without an increase in stock price which will benefit all stockholders proportionately. These potential realizable values are based solely on arbitrarily assumed rates of appreciation required by applicable Securities and Exchange Commission regulations. Actual gains, if any, on option exercises and holdings of Common Stock are dependent on the future performance of the Common Stock and overall market conditions. There can be no assurance that the potential realizable values shown in this table will be achieved.

                        OPTION GRANTS IN FISCAL YEAR 1998

                                              % OF TOTAL                                 POTENTIAL REALIZABLE VALUE AT
                                                OPTIONS                                  ASSUMED ANNUAL RATES OF STOCK
                                               GRANTED TO     EXERCISE                 PRICE APPRECIATION FOR OPTION TERM
                               OPTIONS         EMPLOYEES       PRICE      EXPIRATION   ----------------------------------
NAME                           GRANTED       IN FISCAL YEAR    ($/SH)        DATE            5%                10%
----                           -------       --------------   --------    ----------   ---------------   ----------------
John H. Foster ........              0              0             N/A          N/A            N/A                N/A
Lawrence M. Davies ....              0              0             N/A          N/A            N/A                N/A
Eric E. Anderson, Ph.D         200,000             92          $ 2.25      4/01/07       $283,500           $715,500
Mark D. Gibson ........              0              0             N/A          N/A            N/A                N/A

      The following table sets forth the number and value of options held by the executive officers of the Company named in the Summary Compensation Table. During the fiscal year ended December 31, 1998, none of the executive officers named in the Summary Compensation Table exercised any options to purchase Common Stock.

                          FISCAL YEAR-END OPTION VALUES

                                                                             VALUE OF UNEXERCISED IN-THE-
                                             NUMBER OF UNEXERCISED OPTIONS         MONEY OPTIONS AT
                                                AT DECEMBER 31, 1998(#)        DECEMBER 31, 1997($)(1)
                                             -----------------------------   ----------------------------
NAME                                           EXERCISABLE/UNEXERCISABLE      EXERCISABLE/UNEXERCISABLE
----                                         -----------------------------   ----------------------------
John H. Foster.............................                  N/A                         N/A
Lawrence M. Davies.........................             10,000/0                         N/A
Eric E. Anderson, Ph.D.....................            0/200,000                         N/A
Mark D. Gibson.............................          5,000/2,500                         N/A

---------------
(1)   None of the options held by the executive officers named in the Summary


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                                       7

INTEGRA, INC - PROXY                                                Filing Date:
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      Compensation Table were in-the-money at December 31, 1998. In-the-money options are those for which the fair market value of the underlying Common Stock exceed the exercise price of the option. The value of in-the-money options is determined in accordance with regulations of the Securities and Exchange Commission by subtracting the aggregate exercise price of the option from the aggregate year-end value of the underlying Common Stock.

EMPLOYMENT ARRANGEMENTS

      The Company has entered into employment agreements, which are terminable at will, with each of Lawrence M. Davies and Mark D. Gibson. These agreements set forth, among other things, the base salary, bonus, equity participation, and other employee benefit arrangements for each of Messrs. Davies and Gibson.

      The Company has entered an arrangement with Eric E. Anderson, Ph.D. which provides for Dr. Anderson to serve as President and Chief Operating Officer of the Company at an annual base salary at the rate of $240,000. Dr. Anderson is eligible to receive a bonus of up to 30% of his base salary based on the achievement of certain objectives agreed upon with the Chief Executive Officer of the Company. If Dr. Anderson is terminated by the Company without "cause" during the term of his employment, he is entitled to severance pay equal to 12 months' base salary; provided, however, that during months seven through twelve of the severance payments period, the Company will only have to pay Dr. Anderson the difference between $120,000 and any compensation Dr. Anderson receives from any subsequent employment or from any contract source that may pay Dr. Anderson.

      In October 1998 Lawrence M. Davies was appointed Chief Executive Officer of the Company.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      The members of the Compensation Committee of the Board of Directors of the Company during 1998 were Shawkat Raslan and John H. Foster. During 1998, John H. Foster, Chairman of the Board and Chief Executive Officer of the Company and Shawkat Raslan, a director and Company, were directors and members of the Compensation Committee of Access Worldwide Communications, Inc. See "Certain Transactions".

PERFORMANCE GRAPH

      The following performance graph compares the cumulative total stockholder return of the Company's Common Stock to the AMEX Market Value Index and to the NASDAQ Health Services Index for the period from June 7, 1994, the date of the Company's initial public offering, to December 31, 1998. Effective July 14, 1997, the Company's Common Stock was listed on the American Stock Exchange and, accordingly, the Company has selected the AMEX Market Value Index as an appropriate index for this graph. The graph assumes that $100 was invested in each of the Company's Common Stock, the AMEX Market Value Index, and the NASDAQ Health Services Index on June 7, 1994 and that all dividends were reinvested.

      COMPARISON OF 55 MONTH CUMULATIVE TOTAL RETURN* SINCE JUNE 7, 1994 AMONG INTEGRA, INC., THE AMEX MARKET VALUE INDEX AND THE NASDAQ HEALTH SERVICES INDEX

                                                   AMEX                        NASDAQ
     MEASUREMENT PERIOD           INTEGRA,         MARKET                      HEALTH
   (FISCAL YEAR COVERED)           INC.            INDEX                       SERVICES
6/7/94                             100              100                          100
DEC-94                             103               98                          105
DEC-95                              54              124                          133
DEC-96                              22              132                          133
DEC-97                              15              160                          135
DEC-98                               7              163                          116

---------------
* $100 INVESTED ON JUNE 7, 1994 IN STOCK OR INDEX -- INCLUDING REINVESTMENT OF DIVIDENDS. FISCAL YEAR ENDING DECEMBER 31.


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                                       8

INTEGRA, INC - PROXY                                                Filing Date:
--------------------------------------------------------------------------------

                      REPORT OF THE COMPENSATION COMMITTEE

      The report of the Compensation Committee documents the Committee's policies regarding executive officer compensation. The Company's philosophy and objectives in setting compensation are:

      - to offer levels of compensation which are competitive with those offered by other companies in similar businesses;

      - to compensate executives based on each executive's level of responsibility and contribution to the Company's business goals;

      -     to link compensation with the Company's financial performance; and

      - to align the interests of the Company's executives with the interests of the Company's stockholders.

      There are three major components to executive compensation at the Company: base salary, bonus and stock options.

BASE SALARY

      Base salary is determined by level of responsibility, individual performance and Company performance, as well as by the need to provide a competitive package that allows the Company to recruit and retain key executives. After reviewing individual and Company performance and salaries at other companies of similar size, the Chief Executive Officer makes recommendations to the Compensation Committee concerning officers' salaries. The Compensation Committee reviews and, with any changes it deems appropriate, approves these recommendations.

EXECUTIVE OFFICER BONUSES

      Bonuses are paid to the Company's executive officers based upon both their individual performance and the Company's financial performance. Amounts which may be earned by an executive officer as bonus, expressed as a percentage of base salary, are generally agreed upon with the executive officer at the commencement of his employment, subject to annual review by the President of the Company in consultation with the Compensation Committee. Bonuses, which are paid annually, range from 10% to 30% of an employee's annual base salary. Depending on the provisions of the executive officer's employment agreement, between 30% and 75% of the employee's bonus will be based upon the financial performance of the Company. The remaining portion of an executive officer's bonus is based upon the achievement of personal performance goals which are set by the President of the Company in consultation with the Compensation Committee in the following areas: patient care efficiency, employee retention, management objectives and personal objectives. The President's personal performance goals are set by the Chief Executive Officer of the Company in consultation with the rest of the Compensation Committee.

STOCK OPTIONS

      During 1998, the Company granted 200,000 stock options under the Integra, Inc. 1994 Stock Option Plan (the "Stock Option Plan") to executive officers of the Company. In addition, in November 1998, the Company granted options for 17,500 shares of Common Stock to two employees of the Company. The primary purpose of the Stock Option Plan is to align the interests of the Company's key employees, including its executive officers, more closely with the interests of the Company's stockholders by offering these key employees an opportunity to benefit from increases in the market price of the Common Stock. The Stock Option Plan will provide long-term incentives that will enable the Company to attract and retain key employees by encouraging their ownership of Common Stock. The Stock Option Plan is administered by the Compensation Committee of the Board of Directors, which will determine the persons who are to receive options and the number of shares to be subject to each option. In selecting individuals for


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                                       9

INTEGRA, INC - PROXY                                                Filing Date:
--------------------------------------------------------------------------------

options and determining the terms thereof, the Compensation Committee may take into consideration any factors it deems relevant, including present and potential contributions to the success of the Company.

                                          THE COMPENSATION COMMITTEE
                                          OF THE BOARD OF DIRECTORS
                                          SHAWKAT RASLAN, CHAIRMAN
                                          JOHN H. FOSTER

                              CERTAIN TRANSACTIONS

      In March 1998, in return for their commitment to guarantee up to $7.0 million of financing for the Company prior to the Company's sale of its Outpatient Group Practice Business to PsychPartners, Abbingdon and Abbingdon-II received warrants to purchase an aggregate of 400,000 shares of Common Stock at the exercise price of $0.05 per share. Ultimately, Abbingdon and Abbingdon-II did not have to guarantee any additional financing for the Company because the Company obtained an extension of its credit facility with PNC Bank, National Association and the sale of the Outpatient Group Practice Business to PsychPartners was consummated. Abbingdon and Abbingdon-II are limited partnerships, of each of which John H. Foster, Chairman of the Board and a director, and Timothy E. Foster, a director of the Company, are general partners through intermediate general partnerships. Abbingdon and Abbingdon-II are managed by Foster Management Company, an investment advisor, of which Mr. Foster is Chairman of the Board and sole stockholder, Mr. Timothy Foster is Managing Partner, and Lawrence Davies, the Chief Executive Officer of the Company, is a Principal.

      Mr. Davies and Mr. Gibson received special one-time bonuses of $100,000 and $15,000, respectively, in May 1998 in connection with the sale of the Company's Outpatient Group Practice Business to PsychPartners.

      Each of the directors (except Eric E. Anderson, Ph.D., John H. Foster and Irwin Lehrhoff, Ph.D.) of the Company acquired the following shares of Common Stock from the Company in the following months for $.10 per share, which shares of Common Stock vest over a three- to five-year period contingent upon continued service: in March 1992, 5,000 shares of Common Stock to Lawrence M. Davies, Chief Executive Officer and a director of the Company; in August 1992, 5,000 shares of Common Stock to R. Bruce Mosbacher, a director of the Company; in June 1993, 5,000 shares of Common Stock to Timothy E. Foster, a director of the Company and 100,000 shares of Common Stock to Mr. Davies; in December 1993, 5,000 shares of Common Stock to Harvey V. Fineberg, M.D., a director of the Company; in January 1994, 5,000 shares of Common Stock to Shawkat Raslan, a director of the Company.

      The Company has entered into stock purchase agreements with each of its directors (except Eric E. Anderson, Ph.D., John H. Foster and Irwin Lehrhoff, Ph.D.) (the "Stock Purchase Agreements") pursuant to which such individuals purchased their respective shares of Common Stock. The Stock Purchase Agreements provide for restrictions on the sale of such shares and further provide that the Company has the option to repurchase such shares at $.10 per share upon the occurrence of certain conditions contained therein.

      The Company entered into a stockholders agreement with Dr. Lehrhoff (the "Stockholders Agreement") in connection with the Company's acquisition from Dr. Lehrhoff of Irwin Lehrhoff & Associates, Inc. in March 1991. The Stockholders Agreement grants certain registration rights to Dr. Lehrhoff in the event that the Company registers shares of Common Stock pursuant to a registration statement (other than a registration statement on Form S-8 or Form S-4 or other comparable registration form) in connection with a public offering of Common Stock.


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                                       10

INTEGRA, INC - PROXY                                                Filing Date:
--------------------------------------------------------------------------------

      The Company subleases office space from NovaCare, of which John H. Foster is Chairman of the Board and a director and Timothy E. Foster is Chief Executive Officer and a director. The Company paid base rent at a rate equal to NovaCare's cost, including reimbursement for leasehold improvements made by NovaCare. During 1998, the Company paid NovaCare a total of $128,000 pursuant to this sublease.

      During 1998, NovaCare paid the Company $635,389 for EAP and managed mental health services provided by the Company pursuant to a contract between the Company and NovaCare.

INFORMATION CONCERNING CERTAIN STOCKHOLDERS

      The stockholders (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934) who, to the knowledge of the Board of Directors of the Company, owned beneficially more than five percent of the Company's one class of outstanding voting securities as of April 30, 1999, each director and each executive officer named in the Summary Compensation Table of the Company and all directors and officers of the Company as a group, and their respective shareholdings as of such date (according to information furnished by them to the Company), are set forth in the following table. Except as indicated in the footnotes to the table, all of such shares are owned with sole voting and investment power.


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                                       11

INTEGRA, INC - PROXY                                                Filing Date:
--------------------------------------------------------------------------------

                                               SHARES OF COMMON
                                                 STOCK OWNED
NAME AND ADDRESS                                 BENEFICIALLY      PERCENT OF CLASS
----------------                               ----------------    ----------------
Abbingdon Venture Partners...................     3,067,650(1)           29.4%
  Limited Partnership
  1018 West Ninth Avenue
  King of Prussia, Pennsylvania 19406
Abbingdon Venture Partners...................     1,022,550(2)           10.0
  Limited Partnership-II
  1018 West Ninth Avenue
  King of Prussia, Pennsylvania 19406
John H. Foster...............................     4,127,666(3)           39.2
  Foster Management Company
  1018 West Ninth Avenue
  King of Prussia, Pennsylvania 19406
Lawrence M. Davies...........................       122,568(4)            1.2
  Integra, Inc.
  1060 First Avenue
  King of Prussia, Pennsylvania 19406
Eric E. Anderson, Ph.D.......................         2,800(5)             *
  Integra, Inc.
  1060 First Avenue
  King of Prussia, Pennsylvania 19406
Timothy E. Foster............................     4,120,421(6)           39.0
  NovaCare, Inc.
  1016 West Ninth Avenue
  King of Prussia, Pennsylvania 19406
Harvey V. Fineberg, M.D. ....................         7,000                *
  Harvard School of Public Health
  677 Huntington Avenue
  Boston, Massachusetts 02115
Irwin Lehrhoff, Ph.D. .......................       191,000(7)            1.9
  Irwin Lehrhoff & Associates
  13946 Ventura Boulevard
  Sherman Oaks, California 91423
R. Bruce Mosbacher...........................         5,000(8)             *
  Mosbacher & Associates
  2200 Sand Hill Road
  Suite 150
  Menlo Park, California 94025
Shawkat Raslan...............................         5,000                *
  International Resources Holdings, Inc.
  16th Floor
  770 Lexington Avenue
  New York, New York 10021
Mark D. Gibson...............................         5,000(9)             *
  Integra, Inc.
  1018 West Ninth Avenue
  King of Prussia, Pennsylvania 19406


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                                       12

INTEGRA, INC - PROXY                                                Filing Date:
--------------------------------------------------------------------------------

                                               SHARES OF COMMON
                                                 STOCK OWNED
NAME AND ADDRESS                                 BENEFICIALLY      PERCENT OF CLASS
----------------                               ----------------    ----------------
Wellington Management Company, LLP...........       664,000               6.5
  75 State Street
  Boston, Massachusetts 02109
Wellington Trust Company, LLP................       664,000               6.5
  75 State Street
  Boston, Massachusetts 02109
Directors and officers as a group (9 persons)    4,496,255(3)(10)        42.6

---------------
*     Less than one percent (1%).

(1) Includes 300,000 shares of Common Stock presently issuable upon the exercise of warrants.

(2) Includes 100,000 shares of Common Stock presently issuable upon the exercise of warrants.

(3) Includes 3,690,200 shares of Common Stock owned by Abbingdon and Abbingdon-II, limited partnerships, of each of which Mr. John H. Foster is a general partner through intermediate general partnerships. Also includes 400,000 shares of Common Stock presently issuable upon the exercise of warrants owned by Abbingdon and Abbingdon-II. Also includes 11,966 shares of Common Stock owned by the Trust u/w Virginia C. Foster, of which Mr. John H. Foster is a trustee.

(4) Includes 10,000 shares of Common Stock presently issuable upon the exercise of options.

(5) Includes 2,000 shares owned by a trust for the benefit of Dr. Anderson's son.

(6) Includes 3,960,200 shares of Common Stock owned by Abbingdon and Abbingdon-II, of each of which Mr. Timothy E. Foster is a general partner through intermediate general partnerships. Also includes 400,000 shares of Common Stock presently issuable upon the exercise of warrants owned by Abbingdon and Abbingdon-II.

(7) Includes 176,000 shares of Common Stock owned by Irwin Lehrhoff Trust No. 1, of which Dr. Lehrhoff is a trustee and a beneficiary. Does not include 5,500 shares of Common Stock owned by Dr. Lehrhoff's spouse, of which shares of Common Stock Dr. Lehrhoff disclaims beneficial ownership.

(8) Represents shares of Common Stock owned by the Mosbacher/Ditz Living Trust, of which Mr. Mosbacher is the trustee and a beneficiary.

(9) Represents 5,000 shares of Common Stock presently issuable upon the exercise of options.

(10) Includes 15,000 shares of Common Stock presently issuable upon the exercise of options.


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                                       13

INTEGRA, INC - PROXY                                                Filing Date:
--------------------------------------------------------------------------------

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and persons who own more than ten percent of the Company's Common Stock, to file with the Securities and Exchange Commission (the "Commission") initial reports of ownership and reports of changes in ownership of Common Stock. Officers, directors and greater than ten percent stockholders are required by the Commission regulations to furnish the Company with copies of all Section 16 (a) reports filed.

      To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and representations that no other reports were required, during the fiscal year ended December 31, 1998 all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with, except that each of John H. Foster, Timothy E. Foster, Abbingdon, Abbingdon-II and Shawkat Raslan failed to make a timely filing of a statement on Form 4 regarding certain transactions. Mr. John H. Foster, Mr. Timothy E. Foster, Abbingdon and Abbingdon-II have subsequently each filed a Form 5 reporting their transactions. Mr. Raslan subsequently filed a Form 4 reporting his transaction.


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                                       14

INTEGRA, INC - PROXY                                                Filing Date:
--------------------------------------------------------------------------------

PROPOSAL.

                          II. RATIFICATION OF SELECTION
                           OF INDEPENDENT ACCOUNTANTS

      The Board of Directors of the Company has selected PricewaterhouseCoopers LLP to serve as independent accountants for the Company for 1999. Such firm has examined the financial statements of the Company since its inception. The Board of Directors considers PricewaterhouseCoopers LLP to be eminently qualified.

      Although it is not required to do so, the Board of Directors is submitting its selection of the Company's accountants for ratification at the Meeting in order to ascertain the views of stockholders regarding such selection. If the selection is not ratified, the Board of Directors will reconsider its selection.

      THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP TO EXAMINE THE CONSOLIDATED FINANCIAL STATEMENTS OF THE COMPANY AND ITS SUBSIDIARIES FOR 1999. It is the intention of the persons named in the accompanying form of Proxy to vote the shares represented thereby in favor of such ratification unless otherwise instructed in such Proxy.

      A representative of PricewaterhouseCoopers LLP will be present at the Meeting with the opportunity to make a statement if such representative desires to do so, and will be available to respond to appropriate questions.

                               III. OTHER MATTERS

      The Board of Directors of the Company does not know of any other matters which may be brought before the Meeting. However, if any such other matters are properly presented for action, it is the intention of the persons named in the enclosed Proxy to vote the shares represented thereby in accordance with their judgment on such matters.

                                IV. MISCELLANEOUS

      All costs relating to the solicitation of Proxies will be borne by the Company. Proxies may be solicited by officers, directors and regular employees of the Company and its subsidiaries personally, by mail or by telephone or telegraph, and the Company may pay brokers and other persons holding shares of stock in their names or those of their nominees for their reasonable expenses in sending soliciting material to their principals.

      It is important that Proxies be returned promptly. Stockholders who do not expect to attend the Meeting in person are urged to mark, sign and date the accompanying Proxy and mail it in the enclosed return envelope, which requires no postage if mailed in the United States, so that their votes can be recorded.

STOCKHOLDER PROPOSALS

      Stockholder proposals intended to be presented at the 2000 Annual Meeting of Stockholders of the Company must be received by the Company by January 7, 2000 in order to be considered for inclusion in the Company's Proxy Statement relating to such meeting. In the event that a stockholder fails to notify the Company by March 22, 2000 of an intent to be present at the Company's 2000 Annual Meeting of Stockholders in order to present a proposal for a vote, the Company will have the right to exercise its discretion and vote against the proposal, if presented, without including any information about the proposal in its proxy materials.

April 30, 1999


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                                       15

INTEGRA, INC - PROXY                                                Filing Date:
--------------------------------------------------------------------------------

                                  INTEGRA, INC.

            PROXY -- ANNUAL MEETING OF STOCKHOLDERS -- JUNE 23, 1999

COMMON STOCK

      The undersigned, a stockholder of INTEGRA, INC., does hereby appoint JOHN
H. FOSTER, LAWRENCE M. DAVIES and ERIC E. ANDERSON, PH.D. or any of them, with full power of substitution, his proxies, to appear and vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on Wednesday, June 23, 1999 at 9:00 A.M., local time, or at any adjournments thereof, upon such matters as may properly come before the Meeting.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

      The undersigned hereby instructs said proxies or their substitutes to vote as specified below on each of the following matters and in accordance with their judgment on any other matters which may properly come before the Meeting.

                  (Continued and to be Signed on Reverse Side.)

                                                                SEE REVERSE SIDE

                   |X| PLEASE MARK YOUR VOTES AS THIS EXAMPLE.

1.   Election of Directors.
     |_| FOR  all the nominees listed                       |_| WITHHOLD AUTHORITY  to vote for all the nominees listed
         (except as marked to the contrary below)

NOMINEES: John H. Foster, Lawrence M. Davies, Eric E. Anderson, Ph.D., Timothy
E. Foster, Harvey V. Fineberg, M.D., Irwin Lehrhoff, Ph.D., R. Bruce Mosbacher and Shawkat Raslan

 (INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE
                THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW)

2. Ratification of appointment of PricewaterhouseCoopers LLP as independent accountants for 1999.

      |_| FOR                  |_| AGAINST                 |_| ABSTAIN

              THE BOARD OF DIRECTORS FAVORS A VOTE "FOR" EACH ITEM.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED AS TO EITHER OF ITEMS 1 OR 2, THEY WILL BE VOTED IN FAVOR OF THE ITEM(S) FOR WHICH NO DIRECTION IS INDICATED.


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                                       16

INTEGRA, INC - PROXY                                                Filing Date:
--------------------------------------------------------------------------------

                                                IMPORTANT: Before returning this
                                                Proxy, please sign your name or
                                                names on the line(s) below
                                                exactly as shown hereon.
                                                Executors, administrators,
                                                trustees, guardians or corporate
                                                officers should indicate their
                                                full titles when signing. Where
                                                shares are registered in the
                                                name of joint tenants or
                                                trustees, each joint tenant or
                                                trustee should sign.


                                          --------------------------------(L.S.)

Dated
--------------- , 1999
                                          --------------------------------(L.S.)
                                                Stockholder(s) Sign Here

 PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.


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                                       17